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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------


                        DATE OF REPORT: DECEMBER 14, 2004


                               FINDWHAT.COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Delaware                      0-30428                    88-0348835
(STATE OR OTHER            (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                        IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                            (239) 561-7229 (ADDRESS,
                    INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         On December 17, 2004, FindWhat.com, Inc. issued a press release entitled "FindWhat.com, Inc. Adds Gerald W. Hepp to Board of Directors and Audit Committee" in connection with the election of Mr. Hepp as a director of FindWhat.com, Inc. by action of FindWhat.com, Inc.'s board of directors. A copy of the press release is attached hereto as Exhibit 99.1. With the addition of Mr. Hepp, FindWhat.com, Inc. now has nine members on its board.

         Upon joining the board of directors, Mr. Hepp also was named chairman of the audit committee of the board of directors, succeeding Frederick Guest II, who will remain on the audit committee as a member. In connection with the appointment of Mr. Hepp to the audit committee, Daniel Brewster has resigned from the audit committee, thereby maintaining a three-person audit committee. The board of directors has determined that Mr. Hepp qualifies as an "audit committee financial expert" pursuant to the instructions to Item 401(h) of Regulation S-K.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

      (C)    EXHIBITS

          Exhibit No.                  Description

             99.1 Press Release, dated December 17, 2004, entitled "FindWhat.com, Inc. Adds Gerald W. Hepp to Board of Directors and Audit Committee."


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FindWhat.com, Inc.


Date:  December 17, 2004             By:   /s/ Craig A. Pisaris-Henderson
                                        ----------------------------------
                                        Craig A. Pisaris-Henderson
                                        Chairman and Chief Executive Officer



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                                  EXHIBIT INDEX

                             Exhibit No. Description


   99.1 Press Release, dated December 17, 2004, entitled "FindWhat.com, Inc. Adds Gerald W. Hepp to Board of Directors and Audit Committee."